PROJECT

DESCRIPTION

HIT ROLE

SOCIAL IMPACT

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $40.9 million new construction of the Wrigleyville North Apartments, a seven-story, mixed- income/mixed-use development located in Chicago, Illinois. Wrigleyville North is the HIT’s 104th project in Illinois. The union construction jobs, rental housing and additional economic value that the project will create will contribute to Chicago’s recovery from the hardships caused by the COVID-19 pandemic.

Wrigleyville North is located in Chicago’s Lakeview neighborhood, close to Wrigley Field, home of the Chicago Cubs baseball team. The project will help meet the essential need for rental housing in the Chicago area and comply with the City of Chicago’s affordability requirements for new multifamily construction projects. It will offer a total of 120-units. Of these, 112 units will be market-rate, with the remaining 8 units earmarked for individuals earning 60% of area median income. The development will offer a mix of one- and two-bedroom floorplans and will contain almost 14,500 square feet of commercial space.

The HIT will purchase $35 million in Ginnie Mae construction loan certificates and a permanent loan certificate from Gershman Investment Corporation (the issuer/servicer) to finance this development.

The project will create approximately 289,900 hours of union construction work and generate $77.2 million in total economic benefits. It will be green-certified, is expected to achieve Energy Star status and is well-served by public transportation.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $35.0 Million	Total Development Cost $40.9 Million	120 Units of housing , with 6.7% affordable units	289,900 Hours of Union Construction Work Generated	$12.1 Million Tax revenue generated	$77.2 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of May 31, 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | Wrigleyville North Apartments – Chicago, IL

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

—   Michael Macellaio, Secretary-Treasurer

  Chicago and Cook County Building Construction Trades Council

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio- hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

5/2020

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com